UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 904-496-0027

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 24, 2024, Safe and Green Development Corporation (the “Company”) closed the second tranche of its private placement offering (the “Offering”) with Peak One Opportunity Fund, L.P. (“Peak One”) under the Securities Purchase Agreement, dated April 29, 2024, as amended on May 22, 2024 (the “Purchase Agreement”), between the Company and Peak One, pursuant to which the Company issued an 8% convertible debenture in principal amount of Three Hundred Fifty Thousand Dollars ($350,000.00) (the “Second Debenture”) to Peak One and a warrant (the “Second Warrant”) to purchase up to Two Hundred Sixty Two Thousand Five Hundred (262,500) shares of the Company’s common stock, par value $0.001 (the “Common Stock”) to Peak One’s designee as described in the Purchase Agreement.

The Second Debenture was sold to Peak One for a purchase price of $315,000, representing an original issue discount of ten percent (10%). The Second Debenture matures twelve months from its date of issuance and bears interest at a rate of 8% per annum payable on the maturity date. The Second Debenture is convertible, at the option of the holder, at any time, into such number of shares of Common Stock of the Company equal to the principal amount of the Second Debenture plus all accrued and unpaid interest at a conversion price equal to $0.60, subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events, as well as anti-dilution price protection provisions that are subject to a floor price of $0.165. Based upon the floor price, the maximum number of shares issuable upon conversion of the Second Debenture is 2,290,909 shares of Common Stock. In connection with the closing of the second tranche, the Company paid $10,000 as a non-accountable fee to Peak One to cover its accounting fees, legal fees and other transactional costs and issued to Peak One and its designee an aggregate total of 80,000 shares of its restricted Common Stock as commitment shares as described in the Purchase Agreement.

The Second Debenture is redeemable by the Company at a redemption price equal to 110% of the sum of the principal amount to be redeemed plus accrued interest, if any. While the Second Debenture is outstanding, if the Company receives cash proceeds of more than $1,500,000.00 (“Minimum Threshold”) in the aggregate from any source or series of related or unrelated sources, the Company shall, within two (2) business days of Company’s receipt of such proceeds, inform the holder of such receipt, following which the holder shall have the right in its sole discretion to require the Company to immediately apply up to 50% of all proceeds received by the Company (from any source except with respect to proceeds from the issuance of equity or debt to officers and directors of the Company) after the Minimum Threshold is reached to repay the outstanding amounts owed under the Second Debenture.

The Second Debenture contains customary events of default. If an event of default occurs, until it is cured, Peak One may increase the interest rate applicable to the Second Debenture to the lesser of eighteen percent (18%) per annum and the maximum interest rate allowable under applicable law and accelerate the full indebtedness under the Second Debenture, in an amount equal to 110% of the outstanding principal amount and accrued and unpaid interest. Subject to limited exceptions set forth in the Second Debenture, the Second Debenture prohibits the Company from entering into a Variable Rate Transaction (as defined in the Second Debenture) or incurring any new indebtedness that is senior to the Second Debenture or secured by the assets of the Company until the Second Debenture is paid in full.

The Second Warrant expires five years from its date of issuance. The Second Warrant is exercisable, at the option of the holder, at any time, for up to 262,500 of shares of Common Stock of the Company at an exercise price equal to $0.65, subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events, as well as anti-dilution price protection provisions that are subject to a floor price as set forth in the Second Warrant. The Second Warrant provides for cashless exercise under certain circumstances.

The Company entered into a Registration Rights Agreement, dated April 29, 2024 which was amended on May 22, 2024 (the “RRA”), with Peak One where it agreed to file with the Securities and Exchange Commission (the “SEC”) an initial registration statement on or before June 3, 2024, to register the maximum number of Registrable Securities (as defined in the RRA) as shall be permitted to be included thereon in accordance with applicable SEC rules and to use its reasonable best efforts to have the registration statement declared effective by the SEC within ninety (90) calendar days from April 29, 2024.

Maxim Group LLC (“Maxim”) acted as placement agent in the Offering. In connection with the closing of the second tranche of the Offering, the Company paid a placement fee of $18,900 to Maxim.

The number of shares of the Company’s Common Stock that may be issued pursuant to the Purchase Agreement, including the Commitment Shares (as defined in the Purchase Agreement), upon conversion of the Debentures (as defined in the Purchase Agreement), exercise of the Warrants (as defined in the Purchase Agreement), the issuance of Common Stock underlying the Common Stock purchase warrants issued by the Company on February 15, 2024 and March 21, 2024 (the “Prior Warrants”), and the issuance of an aggregate of 35,000 shares of Common Stock to Peak One and its designee in connection with the issuance of the Prior Warrants, is subject to an exchange cap (the “Exchange Cap”) of 19.99% of the outstanding number of shares of the Corporation’s Common Stock on April 29, 2024, the closing date of the Purchase Agreement, of which at least 1,982,819 shares of Common Stock will be allocated to the transactions contemplated by the Purchase Agreement, unless shareholder approval to exceed the Exchange Cap is approved.

The foregoing descriptions of the Purchase Agreement, the Second Debenture and the Second Warrant are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 4.1 and 4.2, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The shares of the Company’s Common Stock issued, and the shares to be issued, under the Purchase Agreement, the Second Debenture and the Second Warrant were, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The shares of Common Stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1*	Debenture, dated May 23, 2024, in the principal amount of $350,000
4.2*	Warrant, dated May 23, 2024
10.1	Securities Purchase Agreement, dated April 29, 2024 (incorporated by reference Exhibit 10.1 to the Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 3, 2024 (File No. 001-41581)
10.2*	Amendment No. 1 to Securities Purchase Agreement, dated May 22, 2024
10.3*	Amendment to Registration Rights Agreement dated May 22, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: May 24, 2024
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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